Filed pursuant to Rule 497(e) under the Securities Act of 1933

Files Nos. 333-14729, 333-14725

NUVEEN MUTUAL FUNDS

SUPPLEMENT TO PROSPECTUSES

Dated March 7, 2007

Prospectus Dated August 28, 2006	Prospectus Dated June 28, 2006

Nuveen Municipal Trust	Nuveen Multistate Trust II
Nuveen High Yield Municipal Bond Fund	Nuveen California High Yield Municipal Bond Fund

As part of a general realignment of portfolio management responsibilities, Johnathan N. Wilhelm, JD has assumed co-management responsibility with John Miller for the specified Nuveen mutual funds listed below. This will not change the funds’ investment objectives, policies or day-to-day portfolio management practices.

Fund	Portfolio Manager	Investment Experience
Nuveen High Yield Municipal Bond Fund Nuveen California High Yield Municipal Bond Fund	Johnathan N. Wilhelm, JD	Johnathan N. Wilhelm, JD is a Vice President and Portfolio Manager with Nuveen Asset Management. Johnathan has 17 years of industry experience. He received his BS in Business from Miami University, Ohio and his JD from DePaul University in Chicago.

PLEASE KEEP THIS WITH YOUR FUND PROSPECTUS

FOR FUTURE REFERENCE